SUPPLEMENT DATED MARCH 8, 2023 TO

PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2022 FOR

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

ISSUED BY

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

THROUGH ITS

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Reorganization of the Prudential Series Fund – PSF International Growth Portfolio

At a meeting of the shareholders of the PSF International Growth Portfolio, a series of the Prudential Series Fund, held on February 8, 2023, shareholders of the PSF International Growth Portfolio approved the reorganization of the PSF International Growth Portfolio into the AST International Growth Portfolio, a series of the Advanced Series Trust. It is expected that the reorganization will be completed on or about March 13, 2023.

Pursuant to the reorganization, the assets and liabilities of the PSF International Growth Portfolio will be exchanged for shares of the AST International Growth Portfolio, and PSF International Growth Portfolio shareholders will become shareholders of the AST International Growth Portfolio. No sales charges will be imposed in connection with the reorganization. The AST International Growth Portfolio shares to be received by PSF International Growth Portfolio shareholders in the reorganization will be equal in value to the applicable PSF International Growth Portfolio shares held by such shareholders immediately prior to the reorganization.

Current PSF International Growth Portfolio shareholders would thus become shareholders of AST International Growth Portfolio and receive shares of AST International Growth Portfolio with a total net asset value equal to that of their shares of the fund at the time of the reorganization. Contract owners that have contract value allocated to the subaccount investing in the Prudential Series Fund – PSF International Growth Portfolio – Class II Shares on the effective date of the reorganization will, thereafter, have contract value allocated to the subaccount investing in the Advanced Series Trust – AST International Growth Portfolio – Class II Shares. Following the reorganization, it is expected that the AST International Growth Portfolio will change its name to the AST International Equity Portfolio.

17959PRU SUPPA 03/08/23

As a result of this proposed reorganization, on the effective date of the reorganization, all references in your contract prospectus to the Prudential Series Fund – PSF International Growth Portfolio – Class II Shares are revised to the Advanced Series Trust – AST International Equity Portfolio – Class II Shares. As a result, Appendix A – Portfolios Available Under the Contract is revised to delete the reference to the Prudential Series Fund – PSF International Growth Portfolio – Class II Shares and to add the following disclosure for the Advanced Series Trust – AST International Equity Portfolio – Class II Shares:

			Average Annual Total Returns (as of 6/30/2022)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses (as of 6/30/2022)	1-Year	5-Year	10-Year
Global Equity Large Cap	AST International Equity Portfolio – Class II Shares (formerly, PSF International Growth Portfolio – Class II Shares) PGIM Investments LLC and AST Investment Services, Inc. (subadvised by LSV Asset Management, Jennison Associates LLC, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC)	0.99%*	-28.72%	5.81%	7.22%